UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 2025

BiomX Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38762	82-3364020
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

22 Einstein St., Floor 4 Ness Ziona, Israel	7414003
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +972 723942377

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	PHGE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Private Placement and Securities Purchase Agreement

On December 26, 2025, BiomX Inc., Inc., a Delaware corporation (the “Company” or “BiomX”), entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with an investor (the “Investor”), pursuant to which the Company agreed to issue and sell, in a private placement transaction, an aggregate of 3,300 shares of the Company’s newly created Series Y Convertible Preferred Stock, par value $0.0001 per share (the “Series Y Preferred Stock”), with an aggregate stated value of $3.3 million, and warrants to purchase shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), for expected aggregate gross proceeds to the Company of $3.0 million, before deducting placement agent fees and other offering expenses.

Each share of Series Y Preferred Stock will have a stated value of $1,000 and will be convertible into shares of Common Stock at a conversion price and on the terms and conditions set forth in the Certificate of Designations of Series Y Convertible Preferred Stock (the “Certificate of Designations”). The Series Y Preferred Stock will have the rights, preferences and privileges set forth in the Certificate of Designations, which will be filed with the Secretary of State of the State of Delaware in connection with the transactions contemplated by the Securities Purchase Agreement.

Pursuant to the Securities Purchase Agreement, the Company also agreed to issue to the Investor warrants to purchase up to an aggregate number of shares of Common Stock equal to 200% of the number of shares of Common Stock issuable upon conversion of the Series Y Preferred Stock (the “Warrants”), i.e., 3,300,000 shares of Common Stock. The Warrants will be exercisable immediately upon issuance, subject to certain limitations set forth below, will have an initial exercise price of $2.00, and will expire five years from the date of issuance.

Further, pursuant to the Securities Purchase Agreement, the Company agreed to increase the size of the board by one seat and appoint a new director to be designated by the Investor, provided that the Investor beneficially owns at least 9.99% of the Company’s outstanding shares of Common Stock. The Investor also has the right to designate a second director after the Company obtains the Stockholders’ Approval (as defined below), provided that the Investor beneficially owns at least 19.99% of the Company’s outstanding shares of Common Stock.

The Securities Purchase Agreement contains customary representations and warranties of the Company and the Investor, covenants on the part of the Company, indemnification provisions and termination provisions.

The securities described above were offered and sold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder, as transactions by an issuer not involving a public offering. The securities have not been registered under the Securities Act or applicable state securities laws and may not be offered or sold absent registration or an applicable exemption from the registration requirements.

Pursuant to the Securities Purchase Agreement, the Company has agreed to hold a stockholders’ meeting (the “Stockholders’ Meeting”) to submit to its stockholders for their consideration the approval of the issuance of the shares of Common Stock issuable upon conversion of the Series Y Preferred Stock and upon exercise of the Warrants into an aggregate of more than 19.99% of the outstanding shares of Common Stock in accordance with the rules of NYSE American LLC (“NYSE American”, the “Stockholders’ Approval”) no later than 60 calendar days following the closing of the transactions contemplated by the Securities Purchase Agreement. In connection with these matters, the Company intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement and other relevant materials.

The transactions contemplated by the Securities Purchase Agreement are expected to close on or about December 30, 2025, subject to the satisfaction of customary closing conditions.

Registration Rights Agreement

On December 26, 2025, in connection with the Securities Purchase Agreement, the Company entered into a Registration Rights Agreement with the Investor. Pursuant to the Registration Rights Agreement, the Company is required to prepare and file a resale registration statement (the “Registration Statement”) with respect to (i) the shares of Common Stock issuable upon conversion of the Series Y Convertible Preferred Stock, (ii) the shares of Common Stock issuable upon exercise of the Warrants, and (iii) any shares of Common Stock issuable in connection with any anti-dilution provisions contained in the Certificate of Designations and Warrants (collectively, the “Registrable Securities”). The Registration Rights Agreement requires the Company to file the Registration Statement with the SEC within 30 calendar days following the closing of the transactions contemplated by the Securities Purchase Agreement. The Company agreed to use its commercially reasonable efforts to cause the Registration Statement to be declared effective by the SEC within 60 calendar days following the closing of the transactions contemplated by the Securities Purchase Agreement (or within 90 calendar days if the SEC reviews the Registration Statement). The Company is also required to maintain the effectiveness of the Registration Statement for the period specified in the Registration Rights Agreement. The Registration Rights Agreement contains customary covenants and mutual indemnification provisions that are customary for transactions of this type.

Series Y Preferred Stock; Certificate of Designations

The powers, preferences, rights, qualifications, limitations and restrictions applicable to the Series Y Preferred Stock are set forth in the Certificate of Designations, which will be filed with the Secretary of State of the State of Delaware in connection with the transactions contemplated by the Securities Purchase Agreement.

Holders of Series Y Preferred Stock will be entitled to receive dividends on the stated value of the Series Y Preferred Stock at a rate of 15% per annum, payable quarterly, at the Investor’s sole election, either in cash or shares of Common Stock, subject to adjustment as set forth in the Certificate of Designations. Except as otherwise required by law or as expressly provided in the Certificate of Designations, the Series Y Preferred Stock does not have voting rights. Each share of Series Y Preferred Stock will have a maturity of one year from the closing date.

The Certificate of Designations contains certain customary covenants of the Company, including restrictions on the Company’s ability, without the consent of the holders of a majority of the outstanding shares of Series Y Preferred Stock, to authorize or issue securities ranking senior to or on parity with the Series Y Preferred Stock with respect to dividends, distributions or payments upon liquidation, dissolution or winding up of the Company, subject to certain exceptions set forth therein. The Series Y Preferred Stock ranks senior to the Company’s Common Stock and to the Company’s Series X Non-Voting Convertible Preferred Stock with respect to dividends, distributions and payments upon liquidation, dissolution or winding up of the Company.

The initial conversion price is $2.00 per share of Common Stock, subject to customary adjustments for stock splits, stock dividends, stock combinations, recapitalizations and similar transactions. In addition, following receipt of stockholder approval as required under the applicable rules of NYSE American, the conversion price will be reduced to equal the lower of (i) the conversion price, as defined in the Certificate of Designations (the “Conversion Price”), then in effect, and (ii) the closing sale price of the Common Stock on the trading day immediately prior to the date such stockholder approval is obtained.

Notwithstanding the foregoing, prior to the receipt of stockholder approval required under the rules of NYSE American, a holder of Series Y Preferred Stock is prohibited from converting shares of Series Y Preferred Stock into shares of Common Stock if, as a result of such conversion, such holder, together with any person whose beneficial ownership would be aggregated with such holder’s ownership for purposes of Section 13(d) or Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), taking into account also any shares of Common Stock issuable upon exercise of the Warrants held by such holder or any such other persons, would beneficially own more than the applicable beneficial ownership limitation specified by such holder, which limitation may not exceed 19.99% of the total number of shares of Common Stock issued and outstanding immediately after giving effect to such conversion.

Warrants

The exercise price of the Warrants is subject to customary adjustments for stock dividends, stock splits, reclassifications and the like. There is no established public trading market for the Warrants, and the Company does not intend to list the Warrants on any national securities exchange or nationally recognized trading system.

The Warrants will be exercisable immediately upon issuance and will have a term of five years from the date of issuance. Each Warrant will entitle the holder thereof to purchase shares of Common Stock at an initial exercise price of $2.00, subject to customary adjustments for stock splits, stock dividends, stock combinations, recapitalizations and similar transactions. In addition, following receipt of stockholder approval as required under the applicable rules of NYSE American, the exercise price will be reduced to equal the lower of (i) the exercise price then in effect and (ii) the closing sale price of the Common Stock on the trading day immediately prior to the date such stockholder approval is obtained.

Notwithstanding the foregoing, prior to the receipt of stockholder approval required under the rules of NYSE American, a holder of Warrants is prohibited from exercising Warrants if, as a results of such exercise, such holder, together with any person whose beneficial ownership would be aggregated with such holder’s for purposes of Section 13(d) or Section 16 of the Exchange Act, taking into account also any shares of Common Stock issuable upon conversion of the Series Y Preferred Stock held by such holder or any such other persons, would beneficially own more than the applicable beneficial ownership limitation specified by such holder, which limitation may not exceed 19.99% of the total number of shares of Common Stock issued and outstanding immediately after giving effect to such exercise.

The foregoing descriptions of the Securities Purchase Agreement, the Certificate of Designations, the Registration Rights Agreement, as described below (the “Registration Rights Agreement”), and the Warrants do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, copies of which are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

H.C. Wainwright & Co., LLC acted as the exclusive placement agent for the Private Placement (the “Placement Agent”). As compensation for their services, the Company will pay the Placement Agent a cash fee equal to 7.0% of the aggregate gross proceeds received by the Company, a management fee equal to 1.0% of the aggregate gross proceeds received by the Company and $25,000 for non-accountable expenses. Additionally, the Company will issue to the Placement Agent (or its designees) warrants exercisable for up to an aggregate of 99,000 shares of Common Stock (the “Placement Agent Warrants”). The Placement Agent Warrants will be issued on substantially the same terms as the Warrants, except that (i) the Placement Agent Warrants have an exercise price equal to 125% of the offering price per share in the Securities Purchase Agreement, i.e., $2.50 per share, and (ii) the Placement Agent Warrants may, at the election of the holders thereof, be exercised either for cash or on a cashless basis, without regard to whether the shares underlying the Placement Agent Warrants have been registered for issuance or resale under the Securities Act. In addition, the exercise price of the Placement Agent Warrants will only be subject to customary adjustments (such as stock splits, subsequent rights offering and pro rata distribution).

Item 3.02 Unregistered Sales of Equity Securities

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities issuable pursuant to the Securities Purchase Agreement in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward Looking Statements

This Current Report on Form 8-K contains express or implied “forward-looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995, including statements with respect to: the expected closing of the transactions contemplated by the Securities Purchase Agreement and timing thereof, the filing and effectiveness of the Registration Statement pursuant to the Registration Rights Agreement and the timing thereof, and the intention to file a proxy statement with the SEC. Forward-looking statements can be identified by words such as: “continue,” “intend,” “target,” “believe,” “expect,” “will,” “may,” “might,” “anticipate,” “estimate,” “would,” “positioned,” “future,” “could,” “should,” “plan,” “potential,” “predict,” “project,” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the Company’s management’s current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of BiomX’s control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements, as a result of various important factors, including risks and uncertainties related to the satisfaction of closing conditions to the private placement, delays in the filing or effectiveness of the Registration Statement, the failure to obtain stockholder approval, changes in applicable laws or regulations, and the possibility that BiomX may be adversely affected by other economic, business, and/or competitive factors. Therefore, investors should not rely on any of these forward-looking statements and should review the risks and uncertainties described under the caption “Risk Factors” in BiomX’s Annual Report on Form 10-K filed with the SEC on March 25, 2025, and additional disclosures BiomX makes in its other filings with the SEC, which are available on the SEC’s website at www.sec.gov. Forward-looking statements are made as of the date of this Current Report on Form 8-K, and except as provided by law BiomX expressly disclaims any obligation or undertaking to update forward-looking statements, whether as result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
3.1	Form of Certificate of Designations of Series Y Preferred Stock
4.1	Form of Warrant
4.2	Form of Placement Agent Warrant
10.1	Securities Purchase Agreement, dated as of December 26, 2025, by and between BiomX Inc. and the Investor
10.2	Registration Rights Agreement, dated as of December 26, 2025, by and among the Company and the Investor
104	Cover Page Interactive Data File (embedded within the Inline XBRL documents)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOMX INC.

December 29, 2025	By:	/s/ Jonathan Solomon
		Name:	Jonathan Solomon
		Title:	Chief Executive Officer

6